UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 28, 2004
                                                         ----------------



                               LIZ CLAIBORNE, INC.
                -------------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)


      Delaware                     001-10689                     13-2842791
-------------------         ------------------------       ---------------------
  (State or other           (Commission file number)         (I.R.S. Employer
  jurisdiction of                                           Identification No.)
   incorporation)



                    1441 Broadway, New York, New York, 10018
                    ----------------------------------------
                    (Address of Principal Executive Offices)



       Registrant's Telephone Number, Including Area Code: (212) 354-4900
                                                           --------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 28, 2004, Liz Claiborne, Inc., a Delaware corporation (the "Company"), issued a press release (the "Press Release") announcing its results for the three and nine months ended October 2, 2004. Further details are contained in the Press Release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.    Description
-----------    -----------

99.1           Press Release dated October 28, 2004.

SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LIZ CLAIBORNE, INC.


     Dated: October 28, 2004      By:    /s/ Nicholas Rubino
                                         -----------------------------------
                                  Name:  Nicholas Rubino
                                  Title: Vice President, Deputy General Counsel
                                         and Secretary

                                EXHIBIT LISTING
                                ---------------

Exhibit No.    Description
-----------    -----------

99.1           Press Release dated October 28, 2004.